UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2005

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

565 East Swedesford Road, Suite 200, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2005, Escalon Medical Corp. (the "Company") issued a press release announcing that it had appointed Mark H. Karsch, Chief Financial Officer of the Company. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. As Chief Financial Officer, Mr. Karsch’s base salary will be $150,000 and he will be entitled to receive a bonus in year one of his employment for up to 33% of his base salary. Mr. Karsch will be granted an option to purchase 60,000 shares of the Company's common stock, which will vest monthly in equal installments over four years. The exercise price of these options will be $7.18 per share. Mr. Karsch will also be entitled to six months severance and the automatic vesting of his options in connection with a change of control.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Karsch’s appointment as Chief Financial Officer is effective July 18, 2005. Since August 2003 Mr. Karsch, age 49, served as Chief Financial Officer of Multimedia Marketing Training Solutions, a privately held full service interactive marketing agency. From September 2002 to August 2003, Mr. Karsch served as a Senior Vice President and Chief Financial Officer of Integrated Marketing Communications, LLC, a privately held custom promotional products and full service agency. From January 2001 to March 2002, Mr. Karsch served as a Senior Vice President and Chief Financial Officer of eonDigital, Inc., a privately held electronic records management and storage company. From February 1999 to August 2000, Mr. Karsch served as a Vice President and Chief Financial Officer of 4anything.com, Inc., a privately held web portal and e-commerce company. From 1991 to 1998 Mr. Karsch served as Senior Vice President and Chief Financial Officer of Tseng Labs, Inc., a publicly-traded company. Mr. Karsch is a certified public accountant, who began his career and spent thirteen years with Arthur Andersen.

Item 9.01 Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release Dated Juy 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

July 15, 2005	By:	Richard J. DePiano

Name: Richard J. DePiano
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated July 15, 2005